Exhibit 99.1

International Money Express, Inc. (IMXI) Announces Commencement of Exchange Offer and Consent Solicitation Relating to its Warrants

Miami, FL, March 28, 2019 – International Money Express, Inc. (Nasdaq: IMXI) (“Intermex” or the “Company”) today announced that it has commenced an Exchange Offer and Consent Solicitation relating to its outstanding warrants.

The Exchange Offer and Consent Solicitation are being made pursuant to a Prospectus/Offer to Exchange dated March 28, 2019, and a Schedule TO dated March 28, 2019, which more fully set forth the terms and conditions of the Exchange Offer and Consent Solicitation. A Registration Statement on Form S-4 containing the Prospectus/Offer to Exchange, and the Schedule TO, have each been filed with the Securities and Exchange Commission (the “SEC”).

Until 11:59 p.m., Eastern Daylight Time on April 25, 2019, Intermex is offering to holders of its warrants the opportunity to receive a combination of 0.201 shares of its common stock and $1.12 in cash, without interest, for each warrant tendered by the holder (the “Exchange Consideration”). Intermex is making this offer to:

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All holders of its publicly traded warrants to purchase its common stock, which were originally issued as warrants to purchase the common stock of the Company, formerly known as FinTech Acquisition Corp. II (“FinTech”), in connection with the initial public offering of FinTech’s securities on January 25, 2017 (the “FinTech IPO”), which entitle such warrant holders to purchase one share of common stock at an exercise price of $11.50, subject to adjustments, referred to as the “Public Warrants.” Its Common Stock is listed on The Nasdaq Capital Market (“Nasdaq”) under the symbol “IMXI” and its Public Warrants are quoted on OTC Pink under the symbol “IMXIW.” As of March 25, 2019, 8,749,999 Public Warrants were outstanding; and

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All holders of certain of its warrants to purchase shares of common stock that were privately issued in connection with the FinTech IPO based on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), referred to as the “Private Warrants.” The Private Warrants entitle the holders to purchase one share of common stock for a purchase price of $11.50, subject to adjustments. The terms of the Private Warrants are identical to the Public Warrants, except that such Private Warrants are exercisable on a cashless basis and are not redeemable by the Company, in each case so long as they are still held by the initial holders or their permitted assigns. As of March 25, 2019, 210,000 Private Warrants were outstanding.

Concurrently with the Offer, Intermex is soliciting consents (the “Consent Solicitation”) from holders of the Warrants to amend the Warrant Agreement, dated as of January 19, 2017, which governs all of the Warrants to permit the Company to require that each outstanding Warrant be converted into a combination of 0.181 shares of its Common Stock and $1.00 in cash, without interest (the “Conversion Consideration”), which Conversion Consideration is a ratio that is approximately 10% less than the Exchange Consideration applicable to the Offer.

The Exchange Offer and Consent Solicitation will be open until 11:59 p.m., Eastern Standard Time, on April 25, 2019, or such later time and date to which Intermex may extend it, as described in the Prospectus/Offer to Exchange and the Schedule TO (the “Expiration Date”). Tendered Warrants may be withdrawn by holders at any time prior to the Expiration Date. Intermex’s obligation to complete the Offer is not conditioned on the receipt of a minimum number of Tendered Warrants.

Intermex has engaged Cowen as the Dealer Manager for the Exchange Offer and Consent Solicitation. Any questions or requests for assistance concerning the Exchange Offer and Consent Solicitation may be directed to Cowen at 833-297-2926. D.F. King & Co., Inc. has been appointed as Information Agent for the Exchange Offer and Consent Solicitation, and Continental Stock Transfer & Trust Company has been appointed as the Exchange Agent. Carlton Fields. P.A. is serving as legal counsel to Intermex and Ellenoff Grossman & Schole LLP is serving as legal counsel to Cowen.

Additional information about the Exchange Offer and Consent Solicitation will be available in the Registration Statement and Schedule TO, filed by Intermex with the SEC.

About International Money Express, Inc.

International Money Express, Inc. (NASDAQ: IMXI) was founded in 1994 and is headquartered in Miami, Florida with offices in Puebla, Mexico and Guatemala City, Guatemala. With over 100,000 sending and paying agent locations, we are a leading provider of consumer money remittance services from all 50 states in the United States to 17 countries in Latin America and the Caribbean and four countries in Africa. For more information, please visit www.intermexusa.com.

Safe Harbor Compliance Statement for Forward-Looking Statements

This press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to certain events that could have an effect on our future financial performance. These statements relate to expectations concerning matters that are not historical fact and may include the words or phrases such as “will,” “should,” “expects,” “believes,” “anticipates,” “plans,” “intends,” “estimates,” “approximately,” “our planning assumptions,” “future outlook,” and similar expressions. Except for historical information, matters discussed in such statements are forward-looking statements. These forward-looking statements are based largely on information currently available to our management and on our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those currently anticipated. Although we believe our expectations are based on reasonable estimates and assumptions, we cannot guarantee their accuracy or our future performance, and there are a number of known and unknown risks, uncertainties, contingencies, and other factors (many of which are outside our control) that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Accordingly, there is no assurance that our expectations will, in fact, occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Factors that could cause or contribute to such differences include, competition in the markets in which we operate; our ability to maintain agent relationships on terms consistent with those currently in place; our ability to maintain banking relationships necessary for us to conduct our business; credit risks from our agents and the financial institutions with which we do business; bank failures, sustained financial market illiquidity, or illiquidity at our clearing, cash management or custodial financial institutions; new technology or competitors that disrupt the current ecosystem; cyber-attacks or disruptions to our information technology, computer network systems and data centers; our success in developing and introducing new products, services and infrastructure; customer confidence in our brand and in consumer money transfers generally; our ability to maintain compliance with the regulatory requirements of the jurisdictions in which we operate or plan to operate; international political factors or implementation of tariffs, border taxes or restrictions on remittances or transfers of money out of the United States; changes in tax laws and unfavorable outcomes of tax positions we take; political instability, currency restrictions and devaluation in countries in which we operate or plan to operate; weakness in U.S. or international economic conditions; change or disruption in international migration patterns; our ability to protect our brand and intellectual property rights; changes in foreign exchange rates that may impact consumer remittance;  our ability to retain key personnel; and other factors described in the “Risk Factors” section in periodic reports we file or furnish to with the Securities and Exchange Commission. All statements other than statements of historical fact included in this press release are forward-looking statements including, but not limited to, expected financial outlook for the year 2019 and all forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. Any forward-looking statement that we make in this press release speaks only as of the date hereof. We undertake no obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements made herein, whether as a result of new information, future events or otherwise.